Exhibit 99.3

                                                                         Table A

                       Hexcel Corporation and Subsidiaries
                  Net Sales by Product Group and Market Segment
                 For the Quarters Ended June 30, 2007 and 2006,
                      the Quarter Ended March 31, 2007 and
               the Six-Month Periods Ended June 30, 2007 and 2006


--------------------------------------------------------------------------------
                                                   Unaudited
                              --------------------------------------------------
                               Commercial                  Space &
(In millions)                   Aerospace    Industrial    Defense      Total
--------------------------------------------------------------------------------

Second Quarter 2007
Composite Materials             $   110.7    $    75.6    $    45.6    $   231.9
Engineered Products                  44.0          0.3         13.6         57.9
--------------------------------------------------------------------------------
Continuing Operations           $   154.7    $    75.9    $    59.2    $   289.8
                                      53%          26%          20%         100%
EBGI                                    -         45.7            -         45.7
--------------------------------------------------------------------------------
Total Sales                     $   154.7    $   121.6    $    59.2    $   335.5
                                      46%          36%          18%         100%
--------------------------------------------------------------------------------

First Quarter 2007
Composite Materials             $   104.1    $    73.7    $    52.3    $   230.1
Engineered Products                  39.9          0.4         12.2         52.5
--------------------------------------------------------------------------------
Continuing Operations           $   144.0    $    74.1    $    64.5    $   282.6
                                      51%          26%          23%         100%
EBGI                                    -         46.1            -         46.1
Architectural                           -          4.4            -          4.4
--------------------------------------------------------------------------------
Total Sales                     $   144.0    $   124.6    $    64.5    $   333.1
                                      43%          37%          19%         100%
--------------------------------------------------------------------------------

Second Quarter 2006
Composite Materials             $   108.5    $    74.7    $    44.0    $   227.2
Engineered Products                  33.5          1.1         12.2         46.8
--------------------------------------------------------------------------------
Continuing Operations           $   142.0    $    75.8    $    56.2    $   274.0
                                      52%          28%          21%         100%
EBGI                                    -         35.6            -         35.6
Architectural                           -          6.4            -          6.4
--------------------------------------------------------------------------------
Total Sales                     $   142.0    $   117.8    $    56.2    $   316.0
                                      45%          37%          18%         100%
--------------------------------------------------------------------------------

Year to Date June 30, 2007
Composite Materials             $   214.8    $   149.3    $    97.9    $   462.0
Engineered Products                  83.9          0.7         25.8        110.4
--------------------------------------------------------------------------------
Continuing Operations           $   298.7    $   150.0    $   123.7    $   572.4
                                      52%          26%          22%         100%
EBGI                                    -         91.8            -         91.8
Architectural                           -          4.4            -          4.4
--------------------------------------------------------------------------------
Total Sales                     $   298.7    $   246.2    $   123.7    $   668.6
                                      45%          37%          19%         100%
--------------------------------------------------------------------------------

Year to Date June 30, 2006
Composite Materials             $   211.9    $   141.9    $    87.0    $   440.8
Engineered Products                  66.6          2.4         24.5         93.5
--------------------------------------------------------------------------------
Continuing Operations           $   278.5    $   144.3    $   111.5    $   534.3
                                      52%          27%          21%         100%
EBGI                                    -         76.5            -         76.5
Architectural                           -         12.2            -         12.2
--------------------------------------------------------------------------------
Total Sales                     $   278.5    $   233.0    $   111.5    $   623.0
                                      45%          37%          18%         100%
--------------------------------------------------------------------------------

                                                                         Table B

                       Hexcel Corporation and Subsidiaries
                 For the 2006 Quarters Ended March 31, June 30,
                          September 30 and December 31
                      Segment Data - Continuing Operations
--------------------------------------------------------------------------------
                                                   Unaudited
                              --------------------------------------------------
                               Composite     Engineered   Corporate &
(In millions)                  Materials      Products      Other (a)   Total
--------------------------------------------------------------------------------

First Quarter 2006
--------------------------------------------------------------------------------
  Net Sales to External
   Customers                    $   213.6    $    46.7    $       -    $   260.3
  Intersegment Sales                  7.1         (0.1)        (7.0)           -
--------------------------------------------------------------------------------
    Total Sales                     220.7         46.6         (7.0)       260.3

  Operating Income (Loss)            33.0          5.5        (10.4)        28.1
    % Operating Margin              15.0%        11.8%                     10.8%
  Depreciation & Amortization         8.3          0.9            -          9.2
  Business Consolidation &
   Restructuring Expense              0.9          0.1         (0.1)         0.9
  Stock-based Compensation
   Expense                            1.1          0.2          1.7          3.0
  Capital Expenditures &
   Deposits (b)                      22.7          0.2          1.2         24.1
--------------------------------------------------------------------------------

Second Quarter 2006
--------------------------------------------------------------------------------
  Net Sales to External
   Customers                    $   227.2    $    46.8    $       -    $   274.0
  Intersegment Sales                  7.3          0.3         (7.6)           -
--------------------------------------------------------------------------------
    Total Sales                     234.5         47.1         (7.6)       274.0

  Operating Income (Loss)            36.4          6.1         (8.6)        33.9
    % Operating Margin              15.5%        13.0%                     12.4%
  Depreciation & Amortization         8.4          0.8          0.1          9.3
  Business Consolidation &
   Restructuring Expense              0.2          0.1            -          0.3
  Stock-based Compensation
   Expense                            0.6          0.1          1.6          2.3
  Capital Expenditures &
   Deposits (b)                      24.7          0.9          0.6         26.2
--------------------------------------------------------------------------------

Third Quarter 2006
--------------------------------------------------------------------------------
  Net Sales to External
   Customers                    $   204.6    $    47.7    $       -    $   252.3
  Intersegment Sales                  7.2          0.3         (7.5)           -
--------------------------------------------------------------------------------
    Total Sales                     211.8         48.0         (7.5)       252.3

  Operating Income (Loss)            29.6          4.7        (10.4)        23.9
    % Operating Margin              14.0%         9.8%                      9.5%
  Depreciation & Amortization         8.1          0.9            -          9.0
  Business Consolidation &
   Restructuring Expense              0.5            -            -          0.5
  Stock-based Compensation
   Expense                            0.5          0.1          1.0          1.6
  Capital Expenditures &
   Deposits (b)                      28.9          1.9          0.7         31.5
--------------------------------------------------------------------------------

Fourth Quarter 2006
--------------------------------------------------------------------------------
  Net Sales to External
   Customers                    $   212.8    $    50.1    $       -    $   262.9
  Intersegment Sales                  6.8            -         (6.8)           -
--------------------------------------------------------------------------------
    Total Sales                     219.6         50.1         (6.8)       262.9

  Operating Income (Loss)            20.1          5.5         (8.1)        17.5
    % Operating Margin               9.2%        11.0%                      6.7%
  Depreciation & Amortization         8.9          1.0          0.1         10.0
  Business Consolidation &
   Restructuring Expense              8.3         (0.1)           -          8.2
  Stock-based Compensation
   Expense                            0.5          0.1          0.8          1.4
  Capital Expenditures &
   Deposits (b)                      33.6          1.9          0.6         36.1
--------------------------------------------------------------------------------

Year to Date December 31, 2006
--------------------------------------------------------------------------------
  Net Sales to External
   Customers                    $   858.2    $   191.3    $       -    $ 1,049.5
  Intersegment Sales                 28.4          0.5        (28.9)           -
--------------------------------------------------------------------------------
    Total Sales                     886.6        191.8        (28.9)     1,049.5

  Operating Income (Loss)           119.1         21.8        (37.5)       103.4
    % Operating Margin              13.4%        11.4%                      9.9%
  Depreciation & Amortization        33.7          3.6          0.2         37.5
  Business Consolidation &
   Restructuring Expense              9.9          0.1         (0.1)         9.9
  Stock-based Compensation
   Expense                            2.7          0.5          5.1          8.3
  Capital Expenditures &
   Deposits (b)                     109.9          4.9          3.1        117.9
--------------------------------------------------------------------------------

(a)  Corporate expenses are not allocated to the business segments.
(b)  Includes deposits for capital purchases.